                                                                    EXHIBIT 99.1

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: A2C

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F)    INT TYPE     IDX     IDX MGN    ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

25,301,000    AAA/AAA        FLT      LBR1M     0.35%         0          0      4/28/2005     10%       4/28/2005     5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor    2.87%
6M Libor    3.40%

PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL    PAY DATE  PERFORMING BALANCE   INTEREST    PRINCIPAL

05/25/05            25,301,000      61,102            -    09/25/08          25,301,000     70,154            -
06/25/05            25,301,000      70,154            -    10/25/08          25,301,000     67,891            -
07/25/05            25,301,000      67,891            -    11/25/08          25,301,000     70,154            -
08/25/05            25,301,000      70,154            -    12/25/08          25,301,000     67,891            -
09/25/05            25,301,000      70,154            -    01/25/09          25,301,000     70,154            -
10/25/05            25,301,000      67,891            -    02/25/09          25,301,000     70,154            -
11/25/05            25,301,000      70,154            -    03/25/09          25,301,000     63,365            -
12/25/05            25,301,000      67,891            -    04/25/09          25,301,000     70,154            -
01/25/06            25,301,000      70,154            -    05/25/09          25,301,000     67,891            -
02/25/06            25,301,000      70,154            -    06/25/09          25,301,000     70,154            -
03/25/06            25,301,000      63,365            -    07/25/09          25,301,000     67,891            -
04/25/06            25,301,000      70,154            -    08/25/09          25,301,000     70,154            -
05/25/06            25,301,000      67,891            -    09/25/09          25,301,000     70,154            -
06/25/06            25,301,000      70,154            -    10/25/09          25,301,000     67,891            -
07/25/06            25,301,000      67,891            -    11/25/09          25,301,000     70,154            -
08/25/06            25,301,000      70,154            -    12/25/09          25,301,000     67,891            -
09/25/06            25,301,000      70,154            -    01/25/10          25,301,000     70,154            -
10/25/06            25,301,000      67,891            -    02/25/10          25,301,000     70,154            -
11/25/06            25,301,000      70,154            -    03/25/10          25,301,000     63,365            -
12/25/06            25,301,000      67,891            -    04/25/10          25,301,000     70,154            -
01/25/07            25,301,000      70,154            -    05/25/10          25,301,000     67,891            -
02/25/07            25,301,000      70,154            -    06/25/10          25,301,000     70,154            -
03/25/07            25,301,000      63,365            -    07/25/10          25,301,000     67,891            -
04/25/07            25,301,000      70,154            -    08/25/10          25,301,000     70,154            -
05/25/07            25,301,000      67,891            -    09/25/10          25,301,000     70,154            -
06/25/07            25,301,000      70,154            -    10/25/10          25,301,000     67,891            -
07/25/07            25,301,000      67,891            -    11/25/10          25,301,000     70,154            -
08/25/07            25,301,000      70,154            -    12/25/10          25,301,000     67,891            -
09/25/07            25,301,000      70,154            -    01/25/11          25,301,000     70,154            -
10/25/07            25,301,000      67,891            -    02/25/11          25,301,000     70,154            -
11/25/07            25,301,000      70,154            -    03/25/11          25,301,000     63,365            -
12/25/07            25,301,000      67,891            -    04/25/11          25,301,000     70,154            -
01/25/08            25,301,000      70,154            -    05/25/11          25,301,000     67,891            -
02/25/08            25,301,000      70,154            -    06/25/11          25,301,000     70,154            -
03/25/08            25,301,000      65,628            -    07/25/11          25,301,000     67,891            -
04/25/08            25,301,000      70,154            -    08/25/11          25,301,000     70,154      846,856
05/25/08            25,301,000      67,891            -    09/25/11          24,454,144     67,806   24,454,144
06/25/08            25,301,000      70,154            -
07/25/08            25,301,000      67,891            -
08/25/08            25,301,000      70,154            -

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M1

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F)    INT TYPE     IDX     IDX MGN    ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

38,300,000    AA+/AA+       FLT       LBR1M     0.45%         0          0      4/28/2005      10%      4/28/2005    5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor     2.87%
6M Libor     3.40%

PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL    PAY DATE  PERFORMING BALANCE   INTEREST    PRINCIPAL

05/25/05            38,300,000      95,367            -    09/25/08          30,337,694     86,732    4,157,588
06/25/05            38,300,000     109,495            -    10/25/08          26,180,106     72,432      886,616
07/25/05            38,300,000     105,963            -    11/25/08          25,293,490     72,311      856,182
08/25/05            38,300,000     109,495            -    12/25/08          24,437,308     67,610      826,802
09/25/05            38,300,000     109,495            -    01/25/09          23,610,505     67,500      798,441
10/25/05            38,300,000     105,963            -    02/25/09          22,812,064     65,217      771,063
11/25/05            38,300,000     109,495            -    03/25/09          22,041,001     56,915      744,633
12/25/05            38,300,000     105,963            -    04/25/09          21,296,368     60,884      719,119
01/25/06            38,300,000     109,495            -    05/25/09          20,577,249     56,930      694,488
02/25/06            38,300,000     109,495            -    06/25/09          19,882,761     56,843      670,709
03/25/06            38,300,000      98,899            -    07/25/09          19,212,051     53,153      647,754
04/25/06            38,300,000     109,495            -    08/25/09          18,564,297     53,073      625,593
05/25/06            38,300,000     105,963            -    09/25/09          17,938,705     51,285      604,198
06/25/06            38,300,000     109,495            -    10/25/09          17,334,507     47,959      583,543
07/25/06            38,300,000     105,963            -    11/25/09          16,750,963     47,889      563,602
08/25/06            38,300,000     109,495            -    12/25/09          16,187,361     44,785      544,351
09/25/06            38,300,000     109,495            -    01/25/10          15,643,011     44,722      525,764
10/25/06            38,300,000     105,963            -    02/25/10          15,117,246     43,219      507,820
11/25/06            38,300,000     109,495            -    03/25/10          14,609,427     37,725      490,497
12/25/06            38,300,000     105,963            -    04/25/10          14,118,930     40,364      480,382
01/25/07            38,300,000     109,495            -    05/25/10          13,638,548     37,733      463,818
02/25/07            38,300,000     109,495            -    06/25/10          13,174,730     37,665      447,831
03/25/07            38,300,000      98,899            -    07/25/10          12,726,898     35,211      432,400
04/25/07            38,300,000     109,495            -    08/25/10          12,294,498     35,149      417,507
05/25/07            38,300,000     105,963            -    09/25/10          11,876,991     33,955      403,132
06/25/07            38,300,000     109,495            -    10/25/10          11,473,860     31,744      389,256
07/25/07            38,300,000     105,963            -    11/25/10          11,084,603     31,690      375,864
08/25/07            38,300,000     109,495            -    12/25/10          10,708,740     29,628      362,937
09/25/07            38,300,000     109,495            -    01/25/11          10,345,803     29,578      350,459
10/25/07            38,300,000     105,963            -    02/25/11           9,995,344     28,576      338,415
11/25/07            38,300,000     109,495            -    03/25/11           9,656,929     24,936      326,790
12/25/07            38,300,000     105,963            -    04/25/11           9,330,139     26,674      315,568
01/25/08            38,300,000     109,495            -    05/25/11           9,014,571     24,940      304,736
02/25/08            38,300,000     109,495            -    06/25/11           8,709,835     24,900      294,280
03/25/08            38,300,000     102,431            -    07/25/11           8,415,554     23,283      284,187
04/25/08            38,300,000     109,495            -    08/25/11           8,131,367     23,247      274,444
05/25/08            38,300,000     105,963            -    09/25/11           7,856,923     22,462    7,856,923
06/25/08            38,300,000     109,495            -
07/25/08            38,300,000     105,963    1,183,071
08/25/08            37,116,929     106,113    6,779,236

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M2

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F)    INT TYPE     IDX     IDX MGN    ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

28,725,000     AA/AA        FLT       LBR1M     0.49%         0          0      4/28/2005      10%      4/28/2005    5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor     2.87%
6M Libor     3.40%

PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL    PAY DATE  PERFORMING BALANCE   INTEREST    PRINCIPAL

05/25/05            28,725,000      72,387            -    09/25/08          20,323,687     58,803      688,608
06/25/05            28,725,000      83,111            -    10/25/08          19,635,079     54,978      664,962
07/25/05            28,725,000      80,430            -    11/25/08          18,970,117     54,887      642,136
08/25/05            28,725,000      83,111            -    12/25/08          18,327,981     51,318      620,102
09/25/05            28,725,000      83,111            -    01/25/09          17,707,879     51,235      598,831
10/25/05            28,725,000      80,430            -    02/25/09          17,109,048     49,502      578,297
11/25/05            28,725,000      83,111            -    03/25/09          16,530,751     43,200      558,475
12/25/05            28,725,000      80,430            -    04/25/09          15,972,276     46,213      539,339
01/25/06            28,725,000      83,111            -    05/25/09          15,432,937     43,212      520,866
02/25/06            28,725,000      83,111            -    06/25/09          14,912,071     43,146      503,032
03/25/06            28,725,000      75,068            -    07/25/09          14,409,039     40,345      485,816
04/25/06            28,725,000      83,111            -    08/25/09          13,923,223     40,285      469,195
05/25/06            28,725,000      80,430            -    09/25/09          13,454,028     38,927      453,149
06/25/06            28,725,000      83,111            -    10/25/09          13,000,880     36,402      437,657
07/25/06            28,725,000      80,430            -    11/25/09          12,563,223     36,350      422,702
08/25/06            28,725,000      83,111            -    12/25/09          12,140,521     33,993      408,263
09/25/06            28,725,000      83,111            -    01/25/10          11,732,258     33,945      394,323
10/25/06            28,725,000      80,430            -    02/25/10          11,337,935     32,804      380,865
11/25/06            28,725,000      83,111            -    03/25/10          10,957,070     28,634      367,872
12/25/06            28,725,000      80,430            -    04/25/10          10,589,198     30,638      360,287
01/25/07            28,725,000      83,111            -    05/25/10          10,228,911     28,641      347,864
02/25/07            28,725,000      83,111            -    06/25/10           9,881,047     28,589      335,873
03/25/07            28,725,000      75,068            -    07/25/10           9,545,174     26,726      324,300
04/25/07            28,725,000      83,111            -    08/25/10           9,220,874     26,679      313,130
05/25/07            28,725,000      80,430            -    09/25/10           8,907,743     25,773      302,349
06/25/07            28,725,000      83,111            -    10/25/10           8,605,395     24,095      291,942
07/25/07            28,725,000      80,430            -    11/25/10           8,313,453     24,054      281,898
08/25/07            28,725,000      83,111            -    12/25/10           8,031,555     22,488      272,203
09/25/07            28,725,000      83,111            -    01/25/11           7,759,352     22,450      262,844
10/25/07            28,725,000      80,430            -    02/25/11           7,496,508     21,690      253,811
11/25/07            28,725,000      83,111            -    03/25/11           7,242,697     18,928      245,092
12/25/07            28,725,000      80,430            -    04/25/11           6,997,604     20,246      236,676
01/25/08            28,725,000      83,111            -    05/25/11           6,760,928     18,931      228,552
02/25/08            28,725,000      83,111            -    06/25/11           6,532,376     18,900      220,710
03/25/08            28,725,000      77,749            -    07/25/11           6,311,666     17,673      213,140
04/25/08            28,725,000      83,111            -    08/25/11           6,098,525     17,645      205,833
05/25/08            28,725,000      80,430            -    09/25/11           5,892,692     17,050    5,892,692
06/25/08            28,725,000      83,111    1,112,326
07/25/08            27,612,674      77,315    6,575,883
08/25/08            21,036,791      60,866      713,103

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M3

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F)    INT TYPE     IDX     IDX MGN    ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

9,958,000     AA-/AA-       FLT       LBR1M     0.52%         0          0      4/28/2005      10%      4/28/2005    5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor      2.87%
6M Libor      3.40%

PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL    PAY DATE  PERFORMING BALANCE   INTEREST    PRINCIPAL

05/25/05             9,958,000      25,318            -    09/25/08           7,045,545     20,567      238,717
06/25/05             9,958,000      29,069            -    10/25/08           6,806,828     19,229      230,520
07/25/05             9,958,000      28,131            -    11/25/08           6,576,307     19,197      222,607
08/25/05             9,958,000      29,069            -    12/25/08           6,353,700     17,949      214,969
09/25/05             9,958,000      29,069            -    01/25/09           6,138,731     17,920      207,595
10/25/05             9,958,000      28,131            -    02/25/09           5,931,137     17,314      200,476
11/25/05             9,958,000      29,069            -    03/25/09           5,730,660     15,110      193,605
12/25/05             9,958,000      28,131            -    04/25/09           5,537,056     16,164      186,971
01/25/06             9,958,000      29,069            -    05/25/09           5,350,085     15,114      180,567
02/25/06             9,958,000      29,069            -    06/25/09           5,169,518     15,091      174,384
03/25/06             9,958,000      26,256            -    07/25/09           4,995,133     14,111      168,416
04/25/06             9,958,000      29,069            -    08/25/09           4,826,717     14,090      162,654
05/25/06             9,958,000      28,131            -    09/25/09           4,664,063     13,615      157,091
06/25/06             9,958,000      29,069            -    10/25/09           4,506,972     12,732      151,721
07/25/06             9,958,000      28,131            -    11/25/09           4,355,250     12,714      146,537
08/25/06             9,958,000      29,069            -    12/25/09           4,208,714     11,890      141,531
09/25/06             9,958,000      29,069            -    01/25/10           4,067,183     11,873      136,699
10/25/06             9,958,000      28,131            -    02/25/10           3,930,484     11,474      132,033
11/25/06             9,958,000      29,069            -    03/25/10           3,798,451     10,015      127,529
12/25/06             9,958,000      28,131            -    04/25/10           3,670,922     10,716      124,899
01/25/07             9,958,000      29,069            -    05/25/10           3,546,022     10,018      120,593
02/25/07             9,958,000      29,069            -    06/25/10           3,425,430      9,999      116,436
03/25/07             9,958,000      26,256            -    07/25/10           3,308,994      9,348      112,424
04/25/07             9,958,000      29,069            -    08/25/10           3,196,569      9,331      108,552
05/25/07             9,958,000      28,131            -    09/25/10           3,088,018      9,014      104,814
06/25/07             9,958,000      29,069            -    10/25/10           2,983,204      8,428      101,207
07/25/07             9,958,000      28,131            -    11/25/10           2,881,997      8,413       97,725
08/25/07             9,958,000      29,069            -    12/25/10           2,784,272      7,866       94,364
09/25/07             9,958,000      29,069            -    01/25/11           2,689,909      7,852       91,119
10/25/07             9,958,000      28,131            -    02/25/11           2,598,789      7,586       87,988
11/25/07             9,958,000      29,069            -    03/25/11           2,510,801      6,620       84,965
12/25/07             9,958,000      28,131            -    04/25/11           2,425,836      7,081       82,048
01/25/08             9,958,000      29,069            -    05/25/11           2,343,788      6,621       79,231
02/25/08             9,958,000      29,069            -    06/25/11           2,264,557      6,611       76,513
03/25/08             9,958,000      27,194            -    07/25/11           2,188,044      6,181       73,889
04/25/08             9,958,000      29,069            -    08/25/11           2,114,155      6,172       71,356
05/25/08             9,958,000      28,131            -    09/25/11           2,042,800      5,963    2,042,800
06/25/08             9,958,000      29,069    2,409,240
07/25/08             7,548,760      21,325      256,006
08/25/08             7,292,754      21,289      247,209

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M4

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F)    INT TYPE     IDX     IDX MGN    ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

16,469,000     A+/A+        FLT       LBR1M     0.65%         0          0      4/28/2005      10%      4/28/2005    5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor       2.87%
6M Libor       3.40%

PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL    PAY DATE  PERFORMING BALANCE   INTEREST    PRINCIPAL

05/25/05            16,469,000      43,478            -    09/25/08          11,652,247     35,319      394,802
06/25/05            16,469,000      49,919            -    10/25/08          11,257,445     33,022      381,245
07/25/05            16,469,000      48,309            -    11/25/08          10,876,201     32,967      368,158
08/25/05            16,469,000      49,919            -    12/25/08          10,508,042     30,824      355,525
09/25/05            16,469,000      49,919            -    01/25/09          10,152,517     30,773      343,330
10/25/05            16,469,000      48,309            -    02/25/09           9,809,188     29,733      331,557
11/25/05            16,469,000      49,919            -    03/25/09           9,477,630     25,948      320,192
12/25/05            16,469,000      48,309            -    04/25/09           9,157,438     27,757      309,221
01/25/06            16,469,000      49,919            -    05/25/09           8,848,217     25,955      298,630
02/25/06            16,469,000      49,919            -    06/25/09           8,549,587     25,915      288,405
03/25/06            16,469,000      45,088            -    07/25/09           8,261,182     24,233      278,534
04/25/06            16,469,000      49,919            -    08/25/09           7,982,648     24,196      269,005
05/25/06            16,469,000      48,309            -    09/25/09           7,713,643     23,381      259,805
06/25/06            16,469,000      49,919            -    10/25/09           7,453,838     21,865      250,924
07/25/06            16,469,000      48,309            -    11/25/09           7,202,914     21,833      242,349
08/25/06            16,469,000      49,919            -    12/25/09           6,960,565     20,418      234,071
09/25/06            16,469,000      49,919            -    01/25/10           6,726,495     20,389      226,079
10/25/06            16,469,000      48,309            -    02/25/10           6,500,416     19,703      218,362
11/25/06            16,469,000      49,919            -    03/25/10           6,282,054     17,199      210,913
12/25/06            16,469,000      48,309            -    04/25/10           6,071,140     18,402      206,564
01/25/07            16,469,000      49,919            -    05/25/10           5,864,576     17,203      199,442
02/25/07            16,469,000      49,919            -    06/25/10           5,665,134     17,172      192,567
03/25/07            16,469,000      45,088            -    07/25/10           5,472,566     16,053      185,932
04/25/07            16,469,000      49,919            -    08/25/10           5,286,634     16,024      179,528
05/25/07            16,469,000      48,309            -    09/25/10           5,107,106     15,480      173,347
06/25/07            16,469,000      49,919            -    10/25/10           4,933,760     14,472      167,380
07/25/07            16,469,000      48,309            -    11/25/10           4,766,379     14,447      161,621
08/25/07            16,469,000      49,919            -    12/25/10           4,604,758     13,507      156,063
09/25/07            16,469,000      49,919            -    01/25/11           4,448,695     13,484      150,697
10/25/07            16,469,000      48,309            -    02/25/11           4,297,998     13,028      145,519
11/25/07            16,469,000      49,919            -    03/25/11           4,152,479     11,369      140,520
12/25/07            16,469,000      48,309            -    04/25/11           4,011,960     12,161      135,694
01/25/08            16,469,000      49,919            -    05/25/11           3,876,265     11,370      131,037
02/25/08            16,469,000      49,919            -    06/25/11           3,745,229     11,352      126,541
03/25/08            16,469,000      46,699            -    07/25/11           3,618,688     10,615      122,201
04/25/08            16,469,000      49,919            -    08/25/11           3,496,488     10,598      118,011
05/25/08            16,469,000      48,309            -    09/25/11           3,378,477     10,241    3,378,477
06/25/08            16,469,000      49,919    3,984,512
07/25/08            12,484,488      36,621      423,395
08/25/08            12,061,093      36,559      408,846

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

FFML 05-FF5                                    [BANC OF AMERICA SECURITIES LOGO]

BOND CLASS: M6

------------------------------------------------------------------------------------------------------------------------------------
 BEG BAL     RTG (S/F)    INT TYPE     IDX     IDX MGN    ACRU INT    ACT DLY    SETTLE     CALL PCT   FST ACRU DT   FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------

6,894,000      A-/A-        FLT       LBR1M     1.25%         0          0      4/28/2005      10%      4/28/2005    5/25/2005
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
1M Libor      2.87%
6M Libor      3.40%

PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL    PAY DATE  PERFORMING BALANCE   INTEREST    PRINCIPAL

05/25/05             6,894,000      21,302            -    09/25/08           4,877,685     17,305      165,266
06/25/05             6,894,000      24,458            -    10/25/08           4,712,419     16,179      159,591
07/25/05             6,894,000      23,669            -    11/25/08           4,552,828     16,152      154,113
08/25/05             6,894,000      24,458            -    12/25/08           4,398,715     15,102      148,824
09/25/05             6,894,000      24,458            -    01/25/09           4,249,891     15,078      143,719
10/25/05             6,894,000      23,669            -    02/25/09           4,106,172     14,568      138,791
11/25/05             6,894,000      24,458            -    03/25/09           3,967,380     12,713      134,034
12/25/05             6,894,000      23,669            -    04/25/09           3,833,346     13,600      129,441
01/25/06             6,894,000      24,458            -    05/25/09           3,703,905     12,717      125,008
02/25/06             6,894,000      24,458            -    06/25/09           3,578,897     12,697      120,728
03/25/06             6,894,000      22,091            -    07/25/09           3,458,169     11,873      116,596
04/25/06             6,894,000      24,458            -    08/25/09           3,341,574     11,855      112,607
05/25/06             6,894,000      23,669            -    09/25/09           3,228,967     11,456      108,756
06/25/06             6,894,000      24,458            -    10/25/09           3,120,211     10,713      105,038
07/25/06             6,894,000      23,669            -    11/25/09           3,015,173     10,697      101,448
08/25/06             6,894,000      24,458            -    12/25/09           2,913,725     10,004       97,983
09/25/06             6,894,000      24,458            -    01/25/10           2,815,742      9,990       94,638
10/25/06             6,894,000      23,669            -    02/25/10           2,721,104      9,654       91,408
11/25/06             6,894,000      24,458            -    03/25/10           2,629,697      8,427       88,289
12/25/06             6,894,000      23,669            -    04/25/10           2,541,407      9,016       86,469
01/25/07             6,894,000      24,458            -    05/25/10           2,454,939      8,429       83,487
02/25/07             6,894,000      24,458            -    06/25/10           2,371,451      8,413       80,610
03/25/07             6,894,000      22,091            -    07/25/10           2,290,842      7,865       77,832
04/25/07             6,894,000      24,458            -    08/25/10           2,213,010      7,851       75,151
05/25/07             6,894,000      23,669            -    09/25/10           2,137,858      7,585       72,564
06/25/07             6,894,000      24,458            -    10/25/10           2,065,295      7,091       70,066
07/25/07             6,894,000      23,669            -    11/25/10           1,995,229      7,079       67,655
08/25/07             6,894,000      24,458            -    12/25/10           1,927,573      6,618       65,329
09/25/07             6,894,000      24,458            -    01/25/11           1,862,245      6,607       63,083
10/25/07             6,894,000      23,669            -    02/25/11           1,799,162      6,383       60,915
11/25/07             6,894,000      24,458            -    03/25/11           1,738,247      5,570       58,822
12/25/07             6,894,000      23,669            -    04/25/11           1,679,425      5,958       56,802
01/25/08             6,894,000      24,458            -    05/25/11           1,622,623      5,571       54,853
02/25/08             6,894,000      24,458            -    06/25/11           1,567,770      5,562       52,970
03/25/08             6,894,000      22,880            -    07/25/11           1,514,800      5,201       51,154
04/25/08             6,894,000      24,458            -    08/25/11           1,463,646      5,193       49,400
05/25/08             6,894,000      23,669    1,484,391    09/25/11           1,414,246      5,017    1,414,246
06/25/08             5,409,609      19,192      183,544
07/25/08             5,226,065      17,943      177,235
08/25/08             5,048,830      17,912      171,145

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.